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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): September 8, 2006
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                                  Conn's, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                 000-50421               06-1672840
       (State or other         (Commission File          (IRS Employer
       jurisdiction of              Number)           Identification No.)
       incorporation)


         3295 College Street
           Beaumont, Texas
   (Address of principal executive                   77701
              offices)                             (Zip Code)

       Registrant's telephone number, including area code: (409) 832-1696
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                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related
Audit Report or Completed Interim Review.

      On August 25, 2006, Conn's, Inc. (the "Company"), following a review with both the Audit Committee of the Board of Directors (the "Audit Committee") and the full Board of Directors, issued a press release announcing that the Company is conducting an internal review of the Company's accounting for its interest in securitized assets. The Company stated that it believes its interest in such assets may be understated by as much as $15 million.

      On September 8, 2006, based on the conclusions and recommendation of Company's management, the Company's Audit Committee, in consultation with the Company's independent accountants, concluded that financial statements of the Company included in its Annual Report on Form 10-K for the fiscal years ended January 31, 2006, 2005, and 2004, Quarterly Reports on Form 10-Q for the quarterly periods filed with respect to each of those fiscal years, and its Quarterly Report on Form 10-Q for the quarter ended April 30, 2006 should no longer be relied upon.

      The Audit Committee, through its review to evaluate the nature and extent of any revised accounting treatment that may be required, has also concluded that a restatement of the Company's previously reported financial results in the Company's Annual Report on Form 10-K for the fiscal years ended January 31, 2006, 2005 and 2004, the Quarterly Reports on Form 10-Q for the quarterly periods filed with respect to each of those fiscal years, and its Quarterly Report on Form 10-Q for the quarter ended April 30, 2006 will be required. As promptly as practicable the Company intends to file such amendments to any prior filing that it determines are necessary.

      The Audit Committee and management have discussed these matters with the Company's independent registered public accounting firm, Ernst & Young LLP.

      The Company believes, based on current facts and circumstances, that it will be able to conclude this evaluation, restatement and amendments in order for the Company to file its Quarterly Report on Form 10-Q for the quarter ended July 31, 2006 within the required time period with extensions allowed by the Securities and Exchange Commission rules, but can give no assurance that such dates will be met.



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Forward Looking Statement

      This Form 8-K contains forward-looking statements relating to the outcome of the financial statement restatements and the evaluation thereof. Such forward-looking statements are based on current expectations, estimates and projections, management's beliefs, and certain assumptions made by the Company's management, and there can be no assurance concerning the outcome of the financial statement restatements or the evaluation. Actual results may differ materially and restatement for additional periods other than those noted above could be required. Among the reasons which could cause actual results to differ materially are: the final conclusions of the audit committee concerning matters relating to the Company's interest in securitized assets and related accounting including, the impact of any restatement of financial statements of the Company or other actions that may be taken or required as a result of such reviews. The Company's business generally is subject to a number of risks which are described in the Company's SEC filings including its Annual Report on Form 10-K for the year ended January 31, 2006. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CONN'S, INC.


Date:  September 8, 2006            By:
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                                         David L. Rogers
                                         Chief Financial Officer